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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported): May 29, 1998

CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of May 20, 1998, providing for the issuance of the CWABS, Inc., Countrywide Home Equity Loan Trust 1998-B Revolving Home Equity Loan Asset Backed Certificates, Series 1998-B).

                                   CWABS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

       Delaware                       333-37539                  95-4596514
----------------------------      -----------------          -------------------
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)

           4500 Park Granada
           Calabasas, California                                      91302
      ------------------------------                             -------------
           (Address of Principal                                   (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------
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Item 5.  Other Events.
-------  -------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1998-B (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for the three-year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 1998, and for the periods ended March 31, 1998 and March 31, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1998 (which was filed with the Securities and Exchange Commission on May 15, 1998) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Countrywide Home Equity Loan Trust 1998-B Revolving Home Equity Loan Asset Backed Certificates, Series 1998-B, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of KPMG Peat Marwick LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as Exhibit 23.

--------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 29, 1998 and the prospectus supplement dated May 29, 1998, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1998-B.


  Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1              Consent of KPMG


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWABS, INC.

                                                     By: /s/ David Walker
                                                     --------------------
                                                         David Walker
                                                         Vice President

Dated:  May 22, 1998



Exhibit Index
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Exhibit                                                                     Page
-------                                                                     ----

23                Consent of KPMG                                            6




                                   EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

         We consent to the incorporation by reference in the registration statement (No. 333-37539) of CWABS, Inc. (the "Registrant"), and the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), included in Form 8-K of the Registrant dated May 22, 1998, of our report dated January 29, 1998 on the consolidated financial statements of Ambac Assurance Corporation as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, which report appears in the Form 10-K of Ambac Financial Group, Inc. dated March 31, 1998 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                                       /s/ KPMG Peat Marwick LLP

New York, New York
May 22, 1998



                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599

                                                                    May 28, 1998

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

        Re:     CWABS, Inc.
                Countrywide Home Equity Loan Trust 1998-B
                Revolving Home Equity Loan Asset Backed
                Certificates, 1998-B
                ------------------------------------------

Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.

                                                       Very truly yours,

                                                       /s/ Amy Sunshine

                                                       Amy Sunshine

Enclosure